Joint Filer Information

Title of Security:           Common Stock

Issuer & Ticker Symbol:      Teekay Offshore Partners, L.P. (TOO)

Designated Filer:            Luxor Capital Group, LP

Other Joint Filers:          Luxor Capital Partners, LP (the "Onshore Fund");
                             Luxor Capital Partners Offshore, Ltd.
                                 (the "Offshore Fund");
                             LCG Select, LLC (the "Select Onshore Fund");
                             LCG Select Offshore, Ltd.
                                 (the "Select Offshore Fund");
                             Luxor Management, LLC ("Luxor Management");
                             LCG Holdings, LLC ("LCG Holdings"); and
                             Christian Leone

Addresses:                   The address of each of the Onshore Fund,
                             the Select Onshore Fund, Luxor Management,
                             LCG Holdings and Mr. Leone is 767 Fifth Avenue,
                             19th Floor, New York, New York 10153.

                             The address of each of the
                             Offshore Fund and the Select
                             Offshore Fund is c/o M&C
                             Corporate Services Limited, P.O.
                             Box 309 GT, Ugland House, South
                             Church Street, George Town,
                             Grand Cayman, Cayman Islands.


Signatures:


Dated:  December 13, 2007

                              LUXOR CAPITAL PARTNERS, LP
                              By: LCG Holdings, LLC, as General Partner


                                  By: /s/ Norris Nissim
                                      -----------------
                                          Norris Nissim,
                                          General Counsel


                              LUXOR CAPITAL PARTNERS OFFSHORE, LTD.
                              By: Luxor Capital Group, LP, as investment manager


                                  By: /s/ Norris Nissim
                                      -----------------
                                          Norris Nissim,
                                          General Counsel


                              LCG SELECT, LLC
                              By: LCG Holdings, LLC, as Managing Member


                                  By: /s/ Norris Nissim
                                      -----------------
                                          Norris Nissim,
                                          General Counsel

                              LUXOR SELECT OFFSHORE, LTD.
                              By: Luxor Capital Group, LP, as investment manager



                                  By: /s/ Norris Nissim
                                      -----------------
                                          Norris Nissim,
                                          General Counsel


                              LUXOR CAPITAL GROUP, LP
                              By: Luxor Management, LLC, as General Partner


                                  By: /s/ Norris Nissim
                                      -----------------
                                          Norris Nissim,
                                          General Counsel


                              LCG HOLDINGS, LLC


                              By: /s/ Norris Nissim
                                  -----------------
                                      Norris Nissim,
                                      General Counsel


                              LUXOR MANAGEMENT, LLC


                              By: /s/ Norris Nissim
                                  -----------------
                                      Norris Nissim,
                                      General Counsel



                              /s/ Elena Cimador
                              ------------------------------
                                  Elena Cimador, as Attorney-in-Fact
                                  For Christian Leone

                                POWER OF ATTORNEY


     The undersigned hereby makes, constitutes and appoints each of Adam Miller and Elena Cimador as the undersigned's true and lawful authorized representative, attorney-in-fact and agent, each with the power individually to execute for and on behalf of the undersigned and to file with and deliver to the United States Securities and Exchange Commission and any other authority or party required or entitled to receive the same: (a) any Forms 3, 4 and 5, and any amendments thereto, in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules promulgated thereunder; and (b) any Schedule 13D or Schedule 13G, and any amendments thereto, on behalf of the undersigned in accordance with Section 13 of the 1934 Act and the rules promulgated thereunder.

     The undersigned also hereby grants to each such attorney-in-fact the full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 or any other provision of the 1934 Act or the rules promulgated thereunder.

     This Power of Attorney shall remain in full force and effect until earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of January 20, 2006.


/s/ Christian Leone
-------------------
Christian Leone



                        ACKNOWLEDGEMENT IN NEW YORK STATE

STATE OF NEW YORK )
                      :  ss.:
COUNTY OF NEW YORK)

     On January 20, 2006, before me, the undersigned personally appeared, Christian Leone, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                           /s/ Michael J. Sadler
                                           ---------------------
                                               Michael J. Sadler
                                               Notary Public

                             [Notary Stamp and Seal]